Filed under Rule 497(e)
Registration No. 333-11283

SunAmerica Series, Inc.

AIG Focused Dividend Strategy Fund

Class T Shares

(the “Fund”)

Supplement dated October 19, 2017 to the Fund’s

Prospectus dated April 3, 2017, as supplemented and amended to date

The following change to the Prospectus is effective October 19, 2017:

The third paragraph under the section entitled “Fund Highlights: AIG Focused Dividend Strategy Fund – Principal Investment Strategies and Techniques of the Fund” is deleted in its entirety and replaced with the following:

The Fund will select up to thirty high dividend yielding common stocks, which will be evaluated and adjusted at the discretion of the portfolio managers on an annual basis. The first ten stocks selected will represent the ten highest yielding stocks within the Dow Jones Industrial Average. The next twenty stocks will be selected from the Russell 1000 Index, although stocks in the financials and utilities sectors will generally be excluded from this twenty stock selection process. Certain stocks in the Russell 1000 Index may also be excluded as a result of liquidity screens or industry-related caps applied during the selection process. The selection criteria used to select stocks for the twenty stock portion of the Fund will generally include dividend yield as well as a combination of factors that relate to profitability and valuation. Selections for the Fund may include securities of foreign issuers, but such securities may not exceed 20% of the Fund at the time of the annual rebalancing. While the securities selection process will take place on an annual basis, the portfolio managers may, from time to time, substitute certain securities for those selected for the Fund or reduce the position size of a portfolio security in between the annual rebalancings, under certain limited circumstances. These circumstances will generally include where a security held by the Fund no longer meets the dividend yielding criteria, when the value of a security becomes a disproportionately large percentage of the Fund’s holdings, when the size of the Fund’s position in a security has the potential to create market liquidity or other issues in connection with the annual rebalancing or efficient management of the Fund, or to maintain an industry-related cap, each in the discretion of the portfolio managers.

Capitalized terms used but not defined herein shall the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)
Registration No. 333-11283

SunAmerica Series, Inc.

AIG Focused Dividend Strategy Fund

Class T Shares

(the “Fund”)

Supplement dated October 19, 2017 to the Fund’s

Statement of Additional Information (“SAI”) dated April 3, 2017, as supplemented and amended to date

The following change to the SAI is effective October 19, 2017:

In the section entitled “Investment Objectives and Policies – Disciplined Strategy” on page 10 of the SAI, the following is inserted after the first paragraph:

For purposes of determining the industry-related caps that will be applied during the annual selection process, the Dividend Strategy Fund will use GICS industry groups as the initial base for determining whether a cap will be applied (“industry-related groupings”). The Adviser may, however, determine in its sole discretion to include stocks from other GICS industry groups, or stocks that are selected based on inputs or data from other unaffiliated third party data providers, within the designed industry-related groupings that are utilized to determine the cap. The industry-related caps established during the annual selection process may also trigger a securities substitution in between annual rebalancings (e.g., if a security no longer met the selection criteria due to a corporate transaction) or may be applied to maintain an industry-related cap during a securities substitution. The industry-related groupings used for purposes of determining this industry-related cap will not impact the manner in which industry concentration is calculated for purposes of the Dividend Strategy Fund’s fundamental investment restriction that limits the Fund from investing in more than 25% of its assets in the securities of issuers in the same industry.

Capitalized terms used but not defined herein shall the meaning assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.